GUARANTY

                                      FROM

                       INTEGRATED LIVING COMMUNITIES, INC.


                               As of June 1, 1996


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                                    GUARANTY


                  THIS GUARANTY is made and entered into as of the 1st day of June 1996, by INTEGRATED LIVING COMMUNITIES, INC. (the "Guarantor"), a Delaware corporation, with principal offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117, for the benefit of (a) INTEGRATED HEALTH SERVICES OF LESTER, INC. ("IHS"), a Delaware corporation, with principal offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 and (b) LITCHFIELD ASSET MANAGEMENT CORP. ("Litchfield"), a Connecticut corporation, with principal offices at 128 Litchfield Road, P.O. Box 3039, New Milford, Connecticut 06776, their successors and permitted assigns.


                              W I T N E S S E T H:

                  WHEREAS, pursuant to Leases, each dated as of August 31, 1994, between Litchfield and IHS, IHS is the present lessee of the skilled nursing home and retirement center facilities listed on Exhibit A attached hereto, hereinafter collectively called the "Facilities", together with the real property, improvements and personal property used in connection with the operation of each of the Facilities; and

                  WHEREAS, (i) IHS and Integrated Living Communities of Bradenton, Inc. ("Integrated Living Bradenton"), a Delaware corporation, with principal offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117, entered into a Sublease, dated June 1, 1996 (the "Bradenton Sublease"), (ii) IHS and Integrated Living Communities of Colorado Springs, Inc. ("Integrated Living Colorado Springs"), a Delaware corporation, with principal offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117, entered into a Sublease, dated June 1, 1996 (the "Colorado Springs Sublease") (the Bradenton Sublease and the Colorado Springs Sublease, collectively, the "Subleases") (Integrated Living Bradenton and Integrated Living Colorado Springs, collectively, "Integrated Living") and (iii) the Guarantor has agreed to guaranty payment of certain obligations of Integrated Living Bradenton and Integrated Living Colorado Springs under the Subleases; and

                  WHEREAS, Integrated Living Bradenton and Integrated Living Colorado Springs are each a wholly subsidiary of Guarantor;

                  NOW, THEREFORE, in consideration of the promises and in order to induce IHS to enter into the Subleases and in order to induce Litchfield to consent to the Subleases, the Guarantor hereby agrees for the benefit of IHS and Litchfield as follows:

         1. The Guarantor hereby unconditionally and irrevocably guarantees the prompt and complete payment of the following obligations (collectively, the "Obligations") as they become due under or in respect of the Subleases, in accordance with the terms thereof:

                  (i)      The  Rent  (as   defined  in   Article   III  of  the
                           Subleases);


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                  (ii)     The  receivable  amounts  under  Section  3.4  of the
                           Subleases;

                  (iii) The licenses to operate the Facilities to IHS or Litchfield at the end of the Term of the Subleases under Section 4.3(ii) of the Subleases;

                  (iv) The taxes, sewer use fees and utilities costs and expenses under Article V of the Subleases;

                  (v) The physical improvements costs for the Facilities required under Exhibit D of the Subleases;

                  (vi) The Annual Capital Improvement Amounts (as defined in Exhibit D of the Subleases);

                  (vii) The Debt Service Reserve required under Exhibit D of the Subleases;

                  (viii) All other amounts payable by Tenant to IHS as part of Rent;

                  (ix) All amounts payable as and when due IHS under Section 11.2(d) of the Subleases; provided, however, Guarantor's obligations under this subsection (ix) shall be limited to the amounts described in subsections (i) and (ii), (iv) through (viii) and
                           (xi) herein;

                  (x) The amount of all premiums for the insurance policies required to be maintained by Tenant under Article XIV of the Subleases, for as long as Tenant is the Tenant under the Subleases; and

                  (xi) The attorneys' fees, costs and disbursements required under Section 15.8 of the Subleases.

                  The Guarantor hereby further agrees to pay all expenses, including reasonable attorneys' fees and expenses from time to time that may be paid or incurred by IHS or Litchfield, in collecting any or all of the Obligations and/or enforcing any rights under this Guaranty.

         2. The Guarantor hereby agrees that when making any demand hereunder against the Guarantor, IHS or Litchfield may, but shall be under no obligation to, make a similar demand on Integrated Living and any failure by IHS or Litchfield to make any such demand or to collect any payments from Integrated Living or any other person or any release of Integrated Living or any other person shall not relieve the Guarantor from the Guarantor's Obligations hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a
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matter of law, of IHS or Litchfield against the Guarantor.  For purposes hereof,
"demand" shall include, without limitation, the commencement and continuance of any legal proceedings.


         3. This Guaranty is a primary obligation of the Guarantor. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by IHS or Litchfield upon this Guaranty or acceptance of this Guaranty. The Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty, and all dealings between the Guarantor and IHS or Litchfield shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or the nonpayment to or upon such Guarantor or any other person with respect to the Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment (and not a guaranty of collection) and shall remain in full force and effect until all Obligations have been paid in full and discharged. Guarantor's Obligations shall not be affected, prejudiced, modified or impaired by any state of facts or the happening from time to time of any event whatsoever, including, without limitation, any of the following, whether or not with notice to or the consent of Guarantor: (i) the validity, regularity or enforceability of the Subleases, any of the Obligations with respect thereto at any time or from time to time held by IHS or Litchfield; (ii) any defense or counterclaim which may at any time be available to or be asserted by Integrated Living or any other person against IHS or Litchfield (other than in respect of payment of the Guarantor's Obligations); (iii) any renewal or extension that may be made of the time of payment of any sums owing or payable under the Subleases or of the time for performance by any party obligated thereto of any of the terms and provisions of the Subleases, or of any other sums or obligations under or arising out of or on account of the Subleases or this Guaranty; (iv) the merger or consolidation of Integrated Living or Guarantor or a change in Integrated Living's or Guarantor's business operations or management; (v) the termination of any relationship of Guarantor with Integrated Living or Integrated Living's business, including, without limitation, any relationship of ownership or commerce; (vi) any change (whether an increase or decrease) in Guarantor's share of ownership of Integrated Living; (vii) any assignment of any of the Subleases or subletting any of the Facility or any part thereof; or
(viii) any circumstance whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of any other person for all or any part of the Obligations, or of the Guarantor under this Guaranty, in bankruptcy or in any other instance whatsoever. The obligations and liabilities of the Guarantor hereunder shall not be conditioned or contingent upon the pursuit by IHS or Litchfield or any other person at any time of any right or remedy against any other person (including Integrated Living) which is or may be or become liable in respect of all or any part of the Obligations or any mitigation of damages. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment of any of the Obligations, or any part thereof, is rescinded or must otherwise be restored or returned by dissolution, liquidation or reorganization of the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian or similar officer

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for, the Guarantor,  or any substantial part of its property, or otherwise,  all as though such payments or performance had not been made.


         4. Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor shall not be entitled to be subrogated to any of the rights of IHS or Litchfield against Integrated Living or otherwise in respect of any of the Obligations.

         5. The Guarantor hereby represents and warrants to IHS and Litchfield that:

                  (i) it (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is entitled to carry on its business as now conducted and presently contemplated and (b) has the necessary corporate power to enter into, and to authorize, the execution, delivery and performance of this Guaranty;

                  (ii) it directly owns and holds all of the issued and outstanding shares of capital stock of Integrated Living;

                  (iii) this Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws of general application relating to or affecting the enforcement of creditors' rights and by general equity principles regardless of whether such enforceability is considered in a proceeding at law or in equity;

                  (iv) the execution, delivery and performance of this Guaranty by the Guarantor will not violate any requirement of law or the charter or bylaws of the Guarantor or any existing mortgage, contract, lease, indenture or agreement binding on the Guarantor or the Guarantor's property or result in the creation or imposition of any lien on any of the properties or assets of the Guarantor pursuant to the provisions of any of the foregoing;

                  (v) no consent of any other person is required or, if required, such consent has been obtained, and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required (other than as required under federal securities laws) in connection with the execution, delivery, performance, validity or enforceability of this Guaranty; and

                  (vi)   no   litigation,    arbitration,    investigation    or
         administrative proceeding of or before any court, arbitrator or governmental authority is currently pending or, to the knowledge of the Guarantor, threatened (A) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (B) against or affecting the Guarantor, or


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         any of its properties or assets, which, if adversely determined,  would
         have  a  material   adverse  effect  on  its  ability  to  perform  its
         obligations hereunder.


         6. No failure to exercise and no delay in exercising, on the part of IHS or Litchfield, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         7. No provision of this Guaranty shall be waived, amended or supplemented except by a written instrument executed by IHS and Litchfield and the lender in respect of the Facilities. Guarantor shall cooperate with IHS and Litchfield and the lender to Litchfield with respect to the Facilities to make any amendments or modifications to this Guaranty or execute loan documents that are reasonably required by IHS, Litchfield or the lender to Litchfield with respect to the Facilities and reasonably acceptable to Guarantor and its lenders with respect to the Facilities.

         8. All rights and duties of the parties hereto shall inure to the benefit of and bind their successors and assigns, but shall not, and is not intended to, create rights in any other third parties; provided, however, that
(a) the Guarantor may not assign its obligations hereunder without the express written consent of IHS and Litchfield and (b) IHS and Litchfield may not assign their obligations hereunder without the express written consent of the Guarantor.

         9. This Guaranty shall be construed according to and governed by the laws of the State of New York, without regard to its principles of conflicts of law. The Guarantor, whether or not a New York resident, hereby waives any plea or claim of lack of personal jurisdiction or improper venue in any action, suit or proceeding brought to enforce this Guaranty. The Guarantor specifically authorizes any such action to be instituted and prosecuted in any Circuit Court in New York, or United States District Court of New York, at the election of IHS or Litchfield, where venue would lie and be proper against such Guarantor.

         10. This Guaranty and the Guarantor's Obligations shall immediately terminate upon the satisfaction of such Obligations pursuant to the Subleases. No representation, warranty, covenant or agreement of Guarantor contained herein shall survive the termination of this Guaranty.

         11. The Guarantor will promptly after the sending or filing thereof provide to IHS and Litchfield and Litchfield's lender in respect of the Facilities copies of all periodic reports on Forms 10-Q and 10-K and reports on Form 8-K filed by the Guarantor with the Securities and Exchange Commission or any national securities exchange.


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         12. The  Guarantor  agrees that any  presently  existing  or  hereafter arising loan or extension of credit made by the Guarantor to Integrated Living and any other presently existing or hereafter arising obligation of Integrated Living to the Guarantor shall be subordinate to obligations of Integrated Living under the Subleases as to both payment and collection. Accordingly, the Guarantor agrees not to accept any payment whatsoever from IHS or Litchfield or to allow any payment by Integrated Living on the Guarantor's behalf while any Event as Default has occurred and is continuing under any of the Subleases. The Guarantor agrees that in the event of a bankruptcy or other insolvency proceeding involving Integrated Living, the Guarantor will timely file a claim for the amount of the subordinated debt in form reasonably acceptable to IHS, Litchfield and Litchfield's lender in respect of the Facilities. The Guarantor agrees to pursue said claim with diligence. The proceeds of such claims shall be delivered to IHS or Litchfield or their assigns to the extent the Guarantor owes IHS or Litchfield any amounts under this Guaranty.

         13. IHS and Litchfield and their respective assigns may make repeated demands upon the Guarantor from time to time hereunder for payment of any part of the Obligations and this Guarantor shall remain in part of the Obligations and this Guaranty shall remain in full force and effect, notwithstanding the Guarantor's failure to make voluntary payment of the Obligations.

                             SIGNATURE PAGE FOLLOWS


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                  IN WITNESS  WHEREOF,  the Guarantor has duly executed,  sealed and delivered this Guaranty as of the day of , 1996.


                                      INTEGRATED LIVING COMMUNITIES, INC.

                                      By:
                                             ------------------------------
                                      Name:  Edward J. Komp
                                             ------------------------------
                                      Title: Chief Executive Office
                                             ------------------------------

                                     (Seal)



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